UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2011

International Assets Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-23554	59-2921318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

708 Third Avenue, Suite 1500, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (212) 485-3500

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

Item 7.01. Regulation FD Disclosure.

The following information is furnished under Item 2.02, "Results of Operations and Financial Condition" and Item 7.01 "Regulation FD Disclosure". This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1993, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On February 9, 2011, the Company issued a news release on the subject of the Company's results of operations and financial condition for the fiscal quarter ended December 31, 2010.

The Press Release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Document

99.1	Press release dated February 9, 2011

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Assets Holding Corporation (Registrant)
February 9, 2011 (Date)	/s/ WILLIAM J. DUNAWAY William J. Dunaway Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Document

99.1	Press release dated February 9, 2011